UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2006
__________________________

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32007	52-2407114
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Church Street New Haven, Connecticut	06510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 787-1111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Employment Agreements. With no change in the amount of benefits potentially payable under any existing employment agreements, NewAlliance Bancshares, Inc. entered into Amended and Restated Employment Agreements with each of the following executive officers, effective January 3, 2006:

Name	Principal Position
Peyton R. Patterson	Chairman, President and Chief Executive Officer
Merrill B. Blanksteen	Executive Vice President - CFO
Gail E.D. Brathwaite	Executive Vice President - COO
David H. Purcell	Executive Vice President - Retail Banking
Diane L. Wishnafski	Executive Vice President - Business Banking
Brian S. Arsenault	Executive Vice President - Corporate Communications and Investor Relations of NewAlliance Bank
J. Edward Diamond	Executive Vice President - Wealth Management of NewAlliance Bank
Donald T. Chaffee	Executive Vice President - Chief Credit Officer of NewAlliance Bank

The Amended and Restated Employment Agreements are intended to cause potential severance payments payable in connection with termination of employment to be in compliance with section 409A of the Internal Revenue Code of 1986, as amended, or the Code, which was added to the Code by the American Jobs Creation Act of 2004. Mr. Diamond's agreement includes changes clarifying his particular bonus formula and retirement date.

Copies of the Amended and Restated Employment Agreements entered into by each of the executive officers listed above have been filed as exhibits to this Current Report on Form 8-K.

Change of Control Agreements. With no change in the amount of benefits potentially payable under existing Change of Control Agreements, we entered into revised Change of Control Agreements with each of the following executive officers, effective January 3, 2006:

Name	Principal Position
Koon-Ping Chan	Senior Vice President - Chief Risk Officer of NewAlliance Bank
Paul A. McCraven	Senior Vice President - Community Development and Public Relations of NewAlliance Bank

The existing Change of Control Agreements with each of the executive officers listed above were amended and restated to ensure that the definition of “change of control” contained therein as well as any potential severance payments payable in connection with the termination of employment are in compliance with the provisions of section 409A of the Code.

Each of the executive officers listed above has entered into a Change of Control Agreement substantially in the form attached to this Current Report on Form 8-K as Exhibit 10.7.9.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are being furnished pursuant to Item 1.01 above.

Exhibit No.	Description
10.7.1	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Peyton R. Patterson, NewAlliance Bancshares, Inc. and NewAlliance Bank.
10.7.2	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Merrill B. Blanksteen, NewAlliance Bancshares, Inc. and NewAllaince Bank.
10.7.3	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Gail E.D. Brathwaite, NewAlliance Bancshares, Inc. and NewAlliance Bank.
10.7.4	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between David H. Purcell and NewAlliance Bank.
10.7.5	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Diane L. Wishnafski and NewAlliance Bank.
10.7.6	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Brian S. Arsenault and NewAlliance Bank.
10.7.7	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between J. Edward Diamond and NewAlliance Bank.
10.7.8	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Donald T. Chaffee and NewAlliance Bank.
10.7.9	Form of Change of Control Agreement, dated as of January 3, 2006, entered into by and between executive officers Koon-Ping Chan, Paul A. McCraven and NewAlliance Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

January 3, 2006	By: /s/ Merrill B. Blanksteen
Merrill B. Blanksteen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.7.1	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Peyton R. Patterson, NewAlliance Bancshares, Inc. and NewAlliance Bank.
10.7.2	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Merrill B. Blanksteen, NewAlliance Bancshares, Inc. and NewAlliance Bank.
10.7.3	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Gail E.D. Brathwaite, NewAlliance Bancshares, Inc. and NewAlliance Bank.
10.7.4	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between David H. Purcell and NewAlliance Bank.
10.7.5	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Diane L. Wishnafski and NewAlliance Bank.
10.7.6	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Brian S. Arsenault and NewAlliance Bank.
10.7.7	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between J. Edward Diamond and NewAlliance Bank.
10.7.8	Amended and Restated Employment Agreement, amended and restated as of January 3, 2006, by and between Donald T. Chaffee and NewAlliance Bank.
10.7.9	Form of Change of Control Agreement, dated as of January 3, 2006, entered into by and between executive officers Koon-Ping Chan, Paul A. McCraven and NewAlliance Bank.